EXHIBIT 32.1

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of First Federal Bancorp, Inc. (the "Company"), on Form 10-QSB for the period ended March 31, 2004, dated the date of this Certification (the "Report"), I, J. William Plummer, the President and the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  May 13, 2004                    By:  /s/ J. William Plummer
                                            -------------------------------
                                            J. William Plummer
                                            President and Chief Executive
                                            Officer

A signed original of this written statement required by Section 906 has been provided to First Federal Bancorp, Inc., and will be retained by First Federal Bancorp, Inc., and furnished to the Securities and Exchange Commission or its staff upon request.